COMMITMENTS RELATED TO ITAU BBA ACQUISITION	12 Months Ended
Dec. 31, 2010
COMMITMENTS RELATED TO ITAU BBA ACQUISITION
NOTE 35 – COMMITMENTS RELATED TO ITAÚ BBA ACQUISITION

Itaú Unibanco and the individual selling shareholders of Itaú BBA assumed certain commitments under the terms of the sale and purchase agreement of the Itaú BBA group. The key commitments relate to: i) a minimum spread over loans transferred at acquisition date in January 2004 and reimbursement of losses on those loans, ii) an additional payment if treasury results exceed a target amount, iii) a cash bonus to officers and executives accounted for as compensation, and iv) the selling shareholders committed to reimburse for pre-acquisition contingencies.

As of December 31, 2010 and 2009, net assets and liabilities related to the above-mentioned commitments amounted to R$ 434 and 356, respectively, which are presented in Other assets or Other liabilities, as appropriate.